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                                                                 EXHIBIT (a)(15)


                                ING EQUITY TRUST

                CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST

The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 8.3 of the Trust's Declaration of Trust dated January 19, 1988, as amended (the "Declaration of Trust"), and the adoption of the amendment on April 9, 2002 by the holders of a majority of the Shares outstanding and entitled to vote, hereby amend the Declaration of Trust to remove the upper limit on the number of Trustees that the Board of Trustees may set from time to time, as follows:

         1. Section 2.11 of the Declaration of Trust, executed on June 12, 1998, as amended, is hereby amended, effective May 1, 2002, to read in its entirety as follows:

         "Section 2.11. Number of Trustees. The number of Trustees shall initially be two (2), and thereafter shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees."

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         IN WITNESS WHEREOF, the undersigned have signed this Certificate of
Amendment of Declaration of Trust as of the day and year first above written.

-s- Paul S. Doherty                            -s- Jock Patton
---------------------------------              ---------------------------------
Paul S. Doherty, as Trustee                    Jock Patton, as Trustee

-s- J. Michael Barley                          -s- David W.C. Putnam
---------------------------------              ---------------------------------
J. Michael Barley, as Trustee                  David W.C. Putnam, as Trustee

-s- R. Barbara Gitenstein                      -s- Blaine E. Rieke
---------------------------------              ---------------------------------
R. Barbara Gitenstein, as Trustee              Blaine E. Rieke, as Trustee

-s- R. Glenn Hilliard                          -s- John G. Turner
---------------------------------              ---------------------------------
R. Glenn Hilliard, as Trustee                  John G. Turner, as Trustee

-s- Walter H. May                              -s- Roger B. Vincent
---------------------------------              ---------------------------------
Walter H. May, as Trustee                      Roger B. Vincent, as Trustee

-s- Thomas J. Mclnerney                        -s- Richard A. Wedemeyer
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Thomas J. Mclnerney, as Trustee                Richard A. Wedemeyer, as Trustee